UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 21, 2018

Qualys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35662	77-0534145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 East Hillsdale Boulevard

Foster City, California 94404

(Address of principal executive offices, including zip code)

(650) 801-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2018, the Board of Directors (the “Board”) of Qualys, Inc. (the “Company”) granted an award of time-based and performance-based restricted stock units to the Company’s Chairman and Chief Executive Officer, Philippe Courtot. The Compensation Committee of the Board, in consultation with its independent compensation consultant, designed these awards so that greater than 50% of this compensation was based on the achievement of performance goals linked to metrics designed to drive the creation of shareholder value.

The first portion of the award consists of 56,250 time-based stock restricted stock units that will vest in 16 quarterly increments beginning on January 1, 2019, assuming continued service through each applicable vesting date. The second portion of the award consists of 33,089 performance-based restricted stock units that vest based on achievement of goals related to revenue growth for a three-year period from January 2019 through December 2021 and adjusted EBITDA margin for the 2021 fiscal year, generally conditioned on Mr. Courtot’s continued status as a service provider through the date that performance is certified. The third portion of the award consists of 33,088 performance-based restricted stock units that will vest in 3 increments based on the achievement of goals related to revenue growth and adjusted EBITDA margin for each of the 2019, 2020, and 2021 fiscal years, generally conditioned on Mr. Courtot’s continued status as a service provider through the date that performance is certified for the relevant increment. If Mr. Courtot’s employment (a) is terminated by reason of death or disability or (b) is terminated by the Company for reasons other than cause or good reason within 12 months following a change in control (a “double trigger” termination), then 100% of any unvested portions of the award will vest, with any vesting in connection with change in control terminations conditioned upon the effectiveness of a release of claims in favor of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALYS, INC.

By:	/s/ Bruce K. Posey
Bruce K. Posey
Vice President, General Counsel and Corporate Secretary

Date: December 31, 2018